UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-21506

Name of Fund:  Capital and Income Strategies Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Capital and Income Strategies Fund, Inc., 800 Scudders Mill
   Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 06/30/04

Item 1 - Report to Stockholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Capital and Income
Strategies Fund, Inc.


Semi-Annual Report
June 30, 2004



Capital and Income Strategies Fund, Inc. seeks to provide shareholders with current income and capital appreciation. The
Fund seeks to achieve its investment objectives by investing in a portfolio of equity and debt securities of U.S. and foreign issuers.

This report, including the financial information herein, is transmitted to shareholders of Capital and Income Strategies Fund, Inc. for their information. It is not a prospectus. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Capital and Income Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Capital and Income Strategies Fund, Inc.


The Benefits and Risks of Leveraging


Capital and Income Strategies Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest or dividend rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004



A Letter From the President


Dear Shareholder

As we ended the current period, all eyes were on the Federal Reserve Board (the Fed). In a much-anticipated move, the Fed raised the Federal Funds rate on June 30 for the first time in four years, bringing the target rate to 1.25%, up from a 45-year low of 1%. The 25 basis point (.25%) increase was the first, but is not expected to be the last, this year as the Fed moves to "normalize" interest rates in the face of increasing inflation. The Fed has reiterated its intention to take a "measured" approach to interest rate increases in an effort to avoid upsetting the economy or the financial markets. Still, in its very deliberate wording, the Fed has stated that it may move more aggressively if inflation and economic growth indicate the need.

In any case, interest rates are likely to remain low by historical standards for some time, particularly if the Fed does maintain its commitment to a gradual tightening. To provide some perspective, the Federal Funds rate was at 6.5% before the current easing cycle began in 2001 and had reached double-digits in the late 1970s and early 1980s.

The transition to higher interest rates can cause concern among equity and fixed income investors alike. As interest rates rise, fixed income securities may become a more attractive investment option and thereby pressure equity prices. Higher interest rates also translate into increases in business costs, potentially cutting into corporate profits. For bond investors, rising interest rates means the value of older bonds declines because they carry the former lower interest rates.

June month-end also brought the transfer of power in Iraq. Like the Fed tightening, this was a pivotal event. However, the outcome and the market repercussions are less easy to predict. We do know that markets will always fluctuate and that there are many uncertainties - including the possibility of geopolitical events - that can translate into negative market movements. Still, many of the world's economies are much stronger today than they were just one year ago. With this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, you should consult with your financial advisor, who can help you assess the market and economic environment and then develop a strategy most suitable for your circumstances and financial goals.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004



A Discussion With Your Fund's Portfolio Managers


We are pleased to provide you with this first shareholder report for Capital and Income Strategies Fund, Inc. The Fund's objective is to provide current income and capital appreciation.


What is the Fund's investment strategy?

The Fund invests in a portfolio of equity and debt securities of U.S. and foreign issuers. From time to time, the Fund's investment adviser may vary the Fund's asset allocation based on such factors as market and economic conditions, fiscal and monetary policy, and the relative security valuation and yield of the various debt and equity asset classes. To enable the Fund to take advantage of this flexible investment approach, the Fund may invest without limitation in any type of equity or debt security and derivative, including preferred securities or debt securities that are rated below investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality.


How has the Fund performed since its inception in light of the existing market and economic conditions?

The Fund was introduced on April 30, 2004, in an environment characterized by market volatility, interspersed with bright spots. The market uncertainty was fueled by geopolitical factors, rising oil prices and somewhat mixed economic data in the United States. On June 30, 2004, the Federal Reserve Board raised its target rate .25% to 1.25%. The Fed worked hard to telegraph its intentions well ahead of its action. As a result, the hike had already been priced into the stock and bond markets by the time the interest rate increase occurred.

Since inception (April 30, 2004) through June 30, 2004, the total investment return on the Fund's Common Stock was +2.77%, based on a change in per share net asset value from $19.10 to $19.63. Until the Fund's first quarterly dividend payment, which is scheduled for September 9, 2004, the Fund has no quotable yield.

For the same period, the Fund's composite benchmark returned +.74%,* while its comparable Lipper category of Income and Preferred Stock Funds had an average return of +.47%. (Funds in this Lipper category normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments, or funds in the category may invest primarily in preferred securities, often considering tax-code implications.)


*The Fund's composite benchmark is a blend of the Merrill Lynch
Preferred Stock, DRD Eligible Index; the JP Morgan Emerging Markets Bond Global Index; the Merrill Lynch 1 - 3 Year Corporate &
Government Index; and the Standard & Poor's 500 Barra Value Index.


Relative to our composite benchmark, the Fund's preferred securities allocation drove most of the positive performance. This was largely due to an underweight position in preferred securities in favor of cash as we were making the Fund's initial investments in early May. The preferred market was relatively weak at this time, therefore, our underweighting was an advantage. Subsequently, the Fund was better positioned to capture much of the rally that ensued in the preferred market in mid May and June. The Fund also generated income from its option (call-writing) program, whereby the Fund sold call options on the Fund's common stock holdings. This is a strategy that we are able to employ and have found particularly helpful during the Fund's ramp-up phase. Essentially, the call-writing program generates additional income, thereby helping the Fund to meet its goal of providing shareholders with quarterly distributions at an annualized rate of 6% of the initial public offering price per share. The Fund's common stock and emerging market components slightly underperformed their respective benchmarks for the period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.



CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004



How has the Fund been managed since its inception?

The Fund was created with the following strategic allocation: 55% equities, 30% preferred securities, 10% short-term investment grade bonds, and 5% emerging market bonds. We have the flexibility to vary the Fund's asset allocation from time to time based on market and economic conditions or relative valuation and yield considerations in our relevant markets. We initiated the Fund in May with a tactical underweight relative to our composite benchmark in short-term U.S. bonds and overweight in short-term emerging market bonds. Thus, the Fund commenced operations with a 55% allocation in equities, 30% in preferred securities, 5% in intermediate-term to long-term emerging market bonds and 10% in short-term emerging market bonds.

At June 30, 2004, the Fund was approximately 31% leveraged. For a complete discussion of the benefits and risks of leverage, see page 2 of this report to shareholders.


How would you characterize the Fund's position at the close of the period?

Despite strong first-quarter corporate earnings, expectations for solid second-quarter earnings, and continuing acceleration in worldwide economies, we remain concerned about several factors. Specifically, the government of China is attempting to orchestrate a slowdown in the nation's economy, which has been a vital catalyst for global growth. In the United States, we are entering a period of uncertainty in which the presidential election and geopolitical events are weighing negatively on the markets. While we probably have seen the high water mark for the economy, as measured by year-over-year earnings growth, we do not believe this signals the end of the stock market uptrend. Hence, we maintain our 55% allocation to stocks, with a current bias toward dividend-paying stocks.

Generally speaking, we expect interest rates to rise and foresee a continued favorable domestic and international credit environment. In the preferred securities portfolio, our current duration position is neutral relative to our benchmark. Duration is a measure of a Fund's sensitivity to interest rate movements. Generally, the longer an investment's duration, the more that investment's value will fluctuate with increases in interest rates. Therefore, we believe a neutral duration profile is prudent in a rising interest rate environment.

On a sector basis, we continue to be heavily concentrated in the financials and utility sectors. Such concentrations are consistent with the preferred securities market, as utilities and financials comprise more than 60% of the dividends received deduction (DRD) market. (DRD is a tax benefit that allows a U.S. corporation to exclude from taxable income 70% of dividends received from the preferred stock of another U.S. company. The market for these securities is referred to as the DRD market and is not accessible to individual investors.) The average credit-rating quality of the portfolio at period-end was Baa1.

In terms of emerging market investments, most of the risks going forward are likely to be found in the global economy, global interest rates, oil and commodity prices, and geopolitical factors. If we were to see a rapid increase in global interest rates, it is likely to occur in the context of a boom in world growth, in which emerging market economies would be major beneficiaries. Such a development would result in emerging market credit upgrades and spread compression, which should offset the initial increase in U.S. Treasury yields. This reaction seems logical from a historical perspective, as there tends to be little medium-term statistical correlation between U.S. Treasury yields and emerging market bond returns. Based on this scenario, the Fund currently has an overweight position in short-term emerging market bonds.

Finally, we plan to monitor market conditions in the months ahead in order to evaluate the possibility of extending our call-writing strategy. This would allow us to continue to generate income beyond that which is provided by the portfolio's underlying investments, thereby helping the Fund to meet its current managed distribution rate.


Brian Fullerton
Vice President and Co-Portfolio Manager


Kevin Rendino, Vice President and Co-Portfolio Manager, Equity
Investments


Robert J. Martorelli, Vice President and Co-Portfolio Manager,
Equity Investments


John Burger, Vice President and Co-Portfolio Manager,
Fixed Income Investments


Aldo Roldan, Vice President and Co-Portfolio Manager,
Fixed Income Investments


Patrick Maldari, Vice President and Co-Portfolio Manager, Fixed
Income Investments


July 22, 2004



CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004


Schedule of Investments                                                                                   (in U.S. dollars)

Preferred Securities

                      S&P      Moody's       Face
Industry++            Rating   Rating      Amount   Capital Trusts                                                 Value
Capital Markets--     AA-      Aa3    $ 3,000,000   Swedish Export Credit Corporation, 6.375% (a)(d)         $    2,838,264
1.1%

Commercial Banks--    BBB+     A3       3,000,000   Dresdner Funding Trust I, 8.151% due 6/30/2031 (a)            3,342,033
3.7%                  A+       Aa2      3,000,000   Lloyds TSB Bank PLC, 6.90% (d)                                3,016,560
                      A-       A2       3,000,000   Westpac Capital Trust III, 5.819% (a)(c)(d)                   2,980,470
                                                                                                             --------------
                                                                                                                  9,339,063

Diversified           BB       Baa3     3,000,000   Fuji JGB Investment LLC, 9.87% (a)(c)(d)                      3,393,579
Financial             BB       Baa3     3,000,000   SB Treasury Company LLC, 9.40% (a)(c)(d)                      3,375,000
Services--2.7%                                                                                               --------------
                                                                                                                  6,768,579

Energy Equipment &    BB-      Ba2      3,000,000   AVA Capital Trust III, 6.50% due 4/01/2034 (c)                2,883,750
Service--1.2%

                                                    Total Investments in Capital Trusts
                                                    (Cost--$21,985,109)--8.7%                                    21,829,656


                                           Shares
                                             Held   Preferred Stocks
Capital Markets--1.3%                       3,000   SG Preferred Capital II, 6.302%                               3,198,000

Commercial Banks--2.0%                    240,000   Royal Bank of Scotland Group PLC, 5.75%                       5,172,000

Consumer Finance--2.0%                    200,000   MBNA Corporation, 5.50% (c)                                   5,060,000

Diversified Financial                      60,000   Federal National Mortgage Association, 5.125%                 2,646,000
Services--3.5%                            120,000   Lehman Brothers Holdings, Inc., 3% (c)                        3,090,000
                                          120,000   Lehman Brothers Holdings, Inc., 6.50%                         3,062,400
                                                                                                             --------------
                                                                                                                  8,798,400

Diversified Media--2.0%                   200,000   Newscorp Overseas Limited, 5.75% (c)                          4,986,000

Electric Utilities--3.8%                   11,109   Connecticut Light and Power Company, 5.28%                      448,179
                                           11,394   Delmarva Power & Light Company, 4.20%                           839,595
                                           21,250   Delmarva Power & Light Company, 4.28%                         1,595,743
                                           60,000   Duquesne Light Company, 6.50%                                 2,985,000
                                          120,000   Interstate Power and Light Company, 8.375%                    3,824,400
                                                                                                             --------------
                                                                                                                  9,692,917

Food Products--1.3%                            30   H.J. Heinz Finance Company, 6.226% (a)                        3,242,814

Insurance--7.1%                           200,000   ACE Limited, 7.80%                                            5,280,000
                                          100,000   Genworth Financial, Inc. (Series A), 5.25%                    5,096,880
                                           60,000   RenaissanceRe Holdings Ltd., 6.08%                            1,308,000
                                            3,000   Zurich RegCaPS Funding Trust I, 6.01% (a)(c)                  3,036,000
                                            3,000   Zurich RegCaPS Funding Trust II, 6.58% (a)(c)                 3,096,000
                                                                                                             --------------
                                                                                                                 17,816,880

Multi-Utilities & Unregulated Power--0.4%  12,400   Public Service Electric and Gas Company, 5.28%                1,051,768

Oil & Gas--5.1%                            64,500   Apache Corporation, 5.68%                                     6,439,925
                                          240,000   Southern Union Company, 7.55%                                 6,336,000
                                                                                                             --------------
                                                                                                                 12,775,925

Real Estate--0.5%                          52,000   Alexandria Real Estate Equities, Inc., 8.375%                 1,304,878

                                                    Total Investments in Preferred Stock
                                                    (Cost--$72,133,723)--29.0%                                   73,099,582


CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Preferred Securities (concluded)

                      S&P      Moody's       Face
Industry++            Rating   Rating      Amount   Trust Preferred                                                Value
Insurance--2.2%       A-       A2     $ 5,000,000   ABN AMRO North America Capital Funding Trust,
                                                    6.968% due 9/15/2010 (c)                                 $    5,428,125

Oil & Gas--1.2%       BB       Baa3     3,000,000   Southwest Gas Capital II, 7.70% due 9/15/2043                 3,154,112

                                                    Total Investments in Trust Preferred
                                                    (Cost--$8,420,149)--3.4%                                      8,582,237

                                                    Total Investments in Preferred Securities
                                                    (Cost--$102,538,981)--41.1%                                 103,511,475



                                                    Corporate Bonds
Banking--1.5%         BB       Baa3       300,000   ICICI Bank Limited, 4.75% due 10/22/2008                        290,730
                      BBB+     A3         572,000   Industrial Bank of Korea, 3.50% due 9/26/2005                   574,427
                                                    Korea Development Bank:
                      A-       A3         460,000       7.375% due 9/17/2004                                        463,811
                      A-       A3         200,000       6.75% due 12/01/2005                                        210,067
                      A-       A3         465,000       7.25% due 5/15/2006                                         497,087
                      A-       A3         575,000       5.25% due 11/16/2006                                        594,709
                      BB+      Baa3     1,070,000   Sberbank, 2.92% due 10/24/2006                                1,058,016
                                                                                                             --------------
                                                                                                                  3,688,847

Broadcasting--0.2%    BBB-     Baa3       500,000   Grupo Televisa, SA, 8.625% due 8/08/2005                        530,000

Cement--0.2%          BBB-     Ba1        465,000   Cemex, SA de CV, 12.75% due 7/15/2006                           544,050

Energy--Other--       BB-      NR*        560,000   Morgan Stanley (Gazprom), 9.625% due 3/01/2013                  576,520
0.7%                                                Petrobras Energia SA:
                      B-       NR*        250,000       9% due 1/30/2007                                            252,500
                      B-       NR*        910,000       5.11% due 10/04/2007                                        905,450
                                                                                                             --------------
                                                                                                                  1,734,470

Energy--Exploration   A-       Baa1       325,000   Petroliam Nasional Berhad, 7.75% due 8/15/2015                  368,695
& Production--0.1%

Financial--3.0%       NR*      NR*      1,440,000   AC International Finance Ltd., 8.75% due 1/17/2005            1,470,619
                      B+       NR*      1,000,000   Banco Nacional de Desenvolvimento Economico e Social,
                                                    11.25% due 9/20/2005                                          1,070,000
                      BBB-     Baa3       450,000   Bancomext Trust Division, 11.25% due 5/30/2006                  515,250
                      NR*      Ba2        450,000   Bangko Sentral ng Pilipinas, 9% due 11/14/2005                  484,875
                                                    The Export-Import Bank of Korea:
                      A-       A3         100,000       4.25% due 11/27/2007                                         99,302
                      A-       A3         350,000       4.25% due 11/06/2008                                        341,834
                      NR*      Ba2      1,080,000   MDM Bank, 10.75% due 12/16/2005                               1,105,380
                                                    PDVSA Finance Ltd.:
                      B+       Caa1     1,440,000       6.65% due 2/15/2006                                       1,501,200
                      B+       Caa1       400,000       9.75% due 2/15/2010                                         443,000
                      B+       Baa2       465,000   Siam Commercial Bank Public Company of Singapore,
                                                    7.50% due 3/15/2006                                             488,586
                                                                                                             --------------
                                                                                                                  7,520,046

Food & Beverage--     BBB      Baa2     1,000,000   Coca-Cola FEMSA, SA de CV, 8.95% due 11/01/2006               1,110,000
0.4%



CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

                      S&P      Moody's       Face
Industry++            Rating   Rating      Amount   Corporate Bonds                                                Value
Government--                                        Federal Republic of Brazil:
Foreign--9.5%         B+       B2      $1,000,000       9.625% due 7/15/2005                                 $    1,058,500
                      B+       B2       1,140,000       10.25% due 1/11/2006                                      1,224,360
                      B+       B2         725,000       11.50% due 3/12/2008                                        774,662
                      B+       B2         725,000       14.50% due 10/15/2009                                       844,625
                      B+       B2         290,000       10% due 8/07/2011                                           281,300
                      B+       B2         682,356       2.125% due 4/15/2012                                        570,620
                      B+       B2         435,000       10.125% due 5/15/2027                                       387,150
                      B+       B2         200,000       11% due 8/17/2040                                           188,500
                      A-       Baa1       180,000   Government of Malaysia, 8.75% due 6/01/2009                     211,572
                      CCC      Caa1       580,000   Republic of Argentina, 1.369% due 8/03/2012                     384,250
                      BBB-     Ba2        360,000   Republic of Bulgaria, 8.25% due 1/15/2015                       419,760
                      A        Baa1       230,000   Republic of Chile, 6.875% due 4/28/2009                         252,632
                                                    Republic of Colombia:
                      BB       Ba2      1,440,000       10.50% due 6/13/2006                                      1,607,040
                      BB       Ba2        290,000       9.75% due 4/23/2009                                         308,850
                      BB       Ba2        280,000       10% due 1/23/2012                                           289,800
                      CCC+     Caa1       360,000   Republic of Ecuador, 12% due 11/15/2012                         324,360
                      B        B2         715,000   Republic of Indonesia, 7.75% due 8/01/2006                      738,238
                      BB       Ba1        435,000   Republic of Panama, 8.875% due 9/30/2027                        421,950
                                                    Republic of Peru:
                      BB       Ba3        240,000       9.125% due 2/21/2012                                        246,000
                      BB       Ba3        140,000       4.50% due 3/07/2017                                         112,700
                                                    Republic of the Philippines:
                      BB       Ba2      1,000,000       4.129%* due 10/03/2005                                      945,000
                      BB       Ba2        435,000       9.875% due 3/16/2010                                        467,625
                      BB       Ba2        140,000       9% due 2/15/2013                                            138,250
                      BB       Ba2        100,000       10.625% due 3/16/2025                                       103,500
                      BBB      Baa2       225,000   Republic of South Africa, 7.375% due 4/25/2012                  243,844
                                                    Republic of Turkey:
                      B+       B1       1,000,000       11.875% due 11/05/2004                                    1,030,000
                      B+       B1         500,000       10.50% due 1/13/2008                                        538,750
                      B+       B1         580,000       11.50% due 1/23/2012                                        649,600
                      B+       B1         140,000       8% due 2/14/2034                                            126,350
                      B-       B3         255,000   Republic of Uruguay, 3.875% due 1/15/2033                       161,925
                                                    Republic of Venezuela:
                      B-       NR*      1,416,615       2.75% due 12/18/2007                                      1,352,867
                      B-       NR*         83,330       DCB, 2.75% due 12/18/2007 (c)                                79,580
                      B-       Caa1       275,000       `W-A', 9.25% due 9/15/2027                                  232,375
                                                    Russian Federation Bonds:
                      BB+      Baa3     1,000,000       8.75% due 7/24/2005                                       1,056,000
                      BB+      Baa3       725,000       10% due 6/26/2007 (Regulation S)                            817,437
                      BB+      Baa3       725,000       11% due 7/24/2018 (Regulation S)                            914,225
                      BB+      Baa3       580,000       5% due 3/31/2030                                            529,540
                                                    Ukraine Government:
                      B+       B1         250,000       7.65% due 6/11/2013 (Cabinet of Ministers) (a)              238,125
                      B+       B1         110,000       7.65% due 6/11/2013 (Regulation S)                          104,500
                                                    United Mexican States:
                      BBB-     Baa2       500,000       8.50% due 2/01/2006                                         540,500
                      BBB-     Baa2       140,000       8.625% due 3/12/2008                                        158,060
                      BBB-     Baa2       870,000       1.84% due 1/13/2009 (c)                                     884,355
                      BBB-     Baa2       435,000       9.875% due 2/01/2010                                        522,653
                      BBB-     Baa2       500,000       8.375% due 1/14/2011                                        565,000
                      BBB-     Baa2       360,000       6.375% due 1/16/2013                                        359,280
                      BBB-     Baa2       390,000       8.30% due 8/15/2031                                         408,525
                      BBB-     Baa2       100,000       7.50% due 4/08/2033                                          96,800
                                                                                                             --------------
                                                                                                                 23,911,535


CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

                      S&P      Moody's       Face
Industry++            Rating   Rating      Amount   Corporate Bonds                                                Value
Oil--0.2%             BBB-     Baa1   $   530,000   Petroleos Mexicanos, 6.50% due 2/01/2005                 $      541,130

Steel--0.4%           NR*      NR*      1,000,000   GTL Trade Finance Inc., 4% due 10/13/2004                     1,000,000

Telecommunications--  B+       B2         175,000   Excelcomindo Finance Company BV, 8% due 1/27/2009               161,875
2.0%                  B        B2         650,000   Kyivstar Finance, 12.75% due 11/21/2005                         703,495
                      BB-      Ba3      1,080,000   Mobile TeleSystem Finance SA, 10.95% due 12/21/2004           1,115,100
                      BB       Ba2      1,410,000   Philippine Long Distance Telephone Company, 9.25%
                                                    due 6/30/2006                                                 1,494,600
                      CCC-     Ca         450,000   Telefonica de Argentina SA, 11.875% due 11/01/2004              461,250
                      BBB-     A3         500,000   Telefonos de Mexico, SA de CV, 8.25% due 1/26/2006              534,536
                      NR*      Baa2       430,000   Telekom Malaysia Berhad, 7.125% due 8/01/2005                   449,243
                                                                                                             --------------
                                                                                                                  4,920,099

Transportation--0.1%  A+       A1         294,000   MTR Corporation Limited, 7.25% due 10/01/2005                   305,821

Utility--0.6%         B+       NR*      1,000,000   Centrais Eletricas Brasileiras SA (Eletrobras),
                                                    12% due 6/09/2005                                             1,060,000
                      AA+      NR*        500,000   Singapore Power Limited, 7.25% due 4/28/2005                    518,051
                                                                                                             --------------
                                                                                                                  1,578,051

Wireless              BB-      B1       1,075,000   Open Joint Stock Company Vimpel-Communication,
Communications--                                    10.45% due 4/26/2005                                          1,129,078
1.1%                  BB       B1       1,425,000   Total Access Communication Public Co. Ltd., 8.375%
                                                    due 11/04/2006                                                1,519,609
                                                                                                             --------------
                                                                                                                  2,648,687

                                                    Total Investments in Corporate Bonds
                                                    (Cost--$50,471,207)--20.0%                                   50,401,431


                                           Shares
                                             Held   Common Stocks
Aerospace & Defense--5.3%                  35,000   The Boeing Company                                            1,788,150
                                           82,000   Honeywell International Inc.                                  3,003,660
                                           60,900   Lockheed Martin Corporation                                   3,171,672
                                          152,400   Raytheon Company                                              5,451,348
                                                                                                             --------------
                                                                                                                 13,414,830

Automobiles--0.8%                         124,200   Ford Motor Company                                            1,943,730

Beverages--0.8%                            70,200   Coca-Cola Enterprises Inc.                                    2,035,098

Capital Markets--2.4%                      78,200   The Bank of New York Company, Inc.                            2,305,336
                                           64,300   Mellon Financial Corporation                                  1,885,919
                                           36,700   Morgan Stanley                                                1,936,659
                                                                                                             --------------
                                                                                                                  6,127,914

Chemicals--1.6%                            88,700   E.I. du Pont de Nemours and Company                           3,940,054

Commercial Banks--7.7%                     40,500   Bank of America Corporation                                   3,427,110
                                          112,100   Bank One Corporation                                          5,717,100
                                           74,800   U.S. Bancorp                                                  2,061,488
                                           50,800   Wachovia Corporation                                          2,260,600
                                          102,500   Wells Fargo & Company                                         5,866,075
                                                                                                             --------------
                                                                                                                 19,332,373

Communications                            146,500   3Com Corporation (b)                                            915,625
Equipment--1.5%                           278,800   Lucent Technologies Inc. (b)                                  1,053,864
                                           98,100   Motorola, Inc.                                                1,790,325
                                                                                                             --------------
                                                                                                                  3,759,814


CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                                           Shares
Industry++                                   Held   Common Stocks                                                  Value
Computers &                               139,500   Hewlett-Packard Company                                  $    2,943,450
Peripherals--2.7%                          32,000   International Business Machines Corporation                   2,820,800
                                          231,900   Sun Microsystems, Inc. (b)                                    1,006,446
                                                                                                             --------------
                                                                                                                  6,770,696

Diversified Financial                     119,200   Citigroup Inc.                                                5,542,800
Services--2.2%

Diversified                                99,000   BCE Inc.                                                      1,983,960
Telecommunication                         152,700   SBC Communications Inc.                                       3,702,975
Services--3.7%                            102,200   Verizon Communications                                        3,698,618
                                                                                                             --------------
                                                                                                                  9,385,553

Electric Utilities--2.6%                   46,200   Consolidated Edison, Inc.                                     1,836,912
                                           29,900   FPL Group, Inc.                                               1,912,105
                                           99,200   The Southern Company                                          2,891,680
                                                                                                             --------------
                                                                                                                  6,640,697

Energy Equipment &                         81,900   Diamond Offshore Drilling, Inc.                               1,951,677
Service--2.9%                              89,800   GlobalSantaFe Corporation                                     2,379,700
                                           62,000   Halliburton Company                                           1,876,120
                                           40,200   Transocean Inc. (b)                                           1,163,388
                                                                                                             --------------
                                                                                                                  7,370,885

Food & Staples Retailing--0.9%             80,900   Albertson's, Inc.                                             2,147,086

Food Products--4.0%                        86,200   ConAgra Foods, Inc.                                           2,334,296
                                           40,000   General Mills, Inc.                                           1,901,200
                                           58,500   Kraft Foods Inc. (Class A)                                    1,853,280
                                           83,100   Sara Lee Corporation                                          1,910,469
                                           29,600   Unilever NV (NY Registered Shares)                            2,027,896
                                                                                                             --------------
                                                                                                                 10,027,141

Health Care Equipment &                    60,300   Baxter International Inc.                                     2,080,953
Supplies--0.8%

Health Care Providers &                    16,700   AmerisourceBergen Corporation                                   998,326
Services--0.4%

Hotels, Restaurants &                      83,600   McDonald's Corporation                                        2,173,600
Leisure--0.9%

Household Durables--0.7%                   68,200   Koninklijke (Royal) Philips Electronics NV
                                                    (NY Registered Shares)                                        1,855,040

Household Products--1.6%                   59,900   Kimberly-Clark Corporation                                    3,946,212

IT Services--0.8%                         147,700   Unisys Corporation (b)                                        2,050,076

Insurance--6.9%                            43,300   ACE Limited                                                   1,830,724
                                           49,900   The Allstate Corporation                                      2,322,845
                                           56,600   American International Group, Inc.                            4,034,448
                                           72,900   Aon Corporation                                               2,075,463
                                           37,500   The Hartford Financial Services Group, Inc.                   2,577,750
                                           42,600   Marsh & McLennan Companies, Inc.                              1,933,188
                                           63,900   The St. Paul Companies, Inc.                                  2,590,506
                                                                                                             --------------
                                                                                                                 17,364,924

Machinery--1.9%                            14,600   Caterpillar Inc.                                              1,159,824
                                           52,900   Deere & Company                                               3,710,406
                                                                                                             --------------
                                                                                                                  4,870,230

Media--5.1%                                85,800   Comcast Corporation (Special Class A) (b)                     2,368,938
                                          209,000   Liberty Media Corporation (Class A) (b)                       1,878,910
                                          174,800   Time Warner Inc. (b)                                          3,072,984
                                           94,800   Viacom, Inc. (Class B)                                        3,386,256
                                           80,300   The Walt Disney Company                                       2,046,847
                                                                                                             --------------
                                                                                                                 12,753,935


CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                                           Shares
Industry++                                   Held   Common Stocks                                                  Value
Metals & Mining--1.2%                      93,100   Alcoa Inc.                                               $    3,075,093

Multi-Utilities & Unregulated              80,600   Energy East Corporation                                       1,954,550
Power--0.8%

Oil & Gas--8.8%                            34,600   Anadarko Petroleum Corporation                                2,027,560
                                           20,900   ChevronTexaco Corporation                                     1,966,899
                                          187,400   Exxon Mobil Corporation                                       8,322,434
                                           57,200   Kerr-McGee Corporation                                        3,075,644
                                           80,600   Royal Dutch Petroleum Company (NY Registered Shares)          4,164,602
                                           66,200   Unocal Corporation                                            2,515,600
                                                                                                             --------------
                                                                                                                 22,072,739

Paper & Forest Products--2.0%              70,000   International Paper Company                                   3,129,000
                                           31,000   Weyerhaeuser Company                                          1,956,720
                                                                                                             --------------
                                                                                                                  5,085,720

Personal Products--0.8%                    49,500   The Gillette Company                                          2,098,800

Pharmaceuticals--2.3%                      75,500   Bristol-Myers Squibb Company                                  1,849,750
                                           40,600   Merck & Co., Inc.                                             1,928,500
                                          114,600   Schering-Plough Corporation                                   2,117,808
                                                                                                             --------------
                                                                                                                  5,896,058

Semiconductors & Semiconductor            126,900   Advanced Micro Devices, Inc. (b)                              2,017,710
Equipment--1.9%                           228,500   LSI Logic Corporation (b)                                     1,741,170
                                           67,300   Micron Technology, Inc. (b)                                   1,030,363
                                                                                                             --------------
                                                                                                                  4,789,243

Software--0.8%                             68,200   Computer Associates International, Inc.                       1,913,692

                                                    Total Investments in Common Stocks
                                                    (Cost--$189,111,969)--76.8%                                 193,417,862



                                       Beneficial
                                         Interest   Short-Term Securities
                                      $ 5,252,739   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                    Series I (e)                                                  5,252,739

                                                    Total Investments in Short-Term Securities
                                                    (Cost--$5,252,739)--2.1%                                      5,252,739

                                                    Total Investments
                                                    (Cost--$347,374,896)--140.0%                                352,583,507




Options Written


                                        Number of
                                        Contracts   Call Options Written
                                            1,406   3Com Corporation, expiring September 2004 at $6.50,
                                                        Broker UBS Warburg                                         (49,210)
                                              416   ACE Limited, expiring September 2004 at $46.20, Broker
                                                        UBS Warburg                                                (11,232)
                                            1,218   Advanced Micro Devices, Inc., expiring September 2004
                                                        at $15.62, Broker UBS Warburg                             (155,904)
                                              777   Albertson's, Inc., expiring September 2004 at $25.18,
                                                        Broker UBS Warburg                                        (133,644)
                                              894   Alcoa Inc., expiring September 2004 at $33.03, Broker
                                                        UBS Warburg                                               (132,312)
                                              479   The Allstate Corporation, expiring September 2004
                                                        at $48.62, Broker UBS Warburg                              (16,286)
                                              543   American International Group, Inc., expiring
                                                        September 2004 at $78.70, Broker UBS Warburg               (22,806)
                                              160   AmerisourceBergen Corporation, expiring September 2004
                                                        at $66.03, Broker UBS Warburg                               (3,200)
                                              332   Anadarko Petroleum Corporation, expiring September 2004
                                                        at $61.42, Broker UBS Warburg                              (48,472)
                                              700   Aon Corporation, expiring September 2004 at $28.56,
                                                        Broker UBS Warburg                                         (60,200)
                                              950   BCE Inc., expiring September 2004 at $21.85, Broker
                                                        UBS Warburg                                                 (2,850)


CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Options Written (continued)



                                        Number of
                                        Contracts   Call Options Written                                           Value
                                              389   Bank of America Corporation, expiring September 2004
                                                        at $89.33, Broker UBS Warburg                        $     (13,226)
                                              751   The Bank of New York Company, Inc., expiring
                                                        September 2004 at $32.46, Broker UBS Warburg               (11,265)
                                            1,076   Bank One Corporation, expiring September 2004 at
                                                        $52.42, Broker UBS Warburg                                 (79,624)
                                              579   Baxter International Inc., expiring September 2004 at
                                                        $35.99, Broker UBS Warburg                                 (36,477)
                                              336   The Boeing Company, expiring September 2004 at $48.10,
                                                        Broker UBS Warburg                                        (127,008)
                                              725   Bristol-Myers Squibb Company, expiring September 2004
                                                        at $28.54, Broker UBS Warburg                               (2,175)
                                              140   Caterpillar Inc., expiring September 2004 at $84.54,
                                                    Broker UBS Warburg                                             (17,360)
                                              201   ChevronTexaco Corporation, expiring September 2004 at
                                                        $103.12, Broker UBS Warburg                                 (2,010)
                                            1,144   Citigroup Inc., expiring September 2004 at $50.77,
                                                        Broker UBS Warburg                                         (26,312)
                                              674   Coca-Cola Enterprises Inc., expiring September 2004 at
                                                        $30.01, Broker UBS Warburg                                 (29,656)
                                              824   Comcast Corporation (Class A), expiring September 2004
                                                        at $30.38, Broker UBS Warburg                              (18,952)
                                              655   Computer Associates International, Inc., expiring
                                                        September 2004 at $29.22, Broker UBS Warburg               (57,640)
                                              828   ConAgra Foods, Inc., expiring September 2004 at $31.75,
                                                        Broker UBS Warburg                                          (2,484)
                                              444   Consolidated Edison, Inc., expiring September 2004 at
                                                        $42.43, Broker UBS Warburg                                  (2,220)
                                              508   Deere & Company, expiring September 2004 at $74.65,
                                                        Broker UBS Warburg                                         (71,120)
                                              786   Diamond Offshore Drilling, Inc., expiring September 2004
                                                        at $24.88, Broker UBS Warburg                              (59,736)
                                              852   E.I. du Pont de Nemours and Company, expiring September
                                                        2004 at $46.40, Broker UBS Warburg                         (34,932)
                                              774   Energy East Corporation, expiring September 2004 at
                                                        $25.40, Broker UBS Warburg                                 (13,158)
                                            1,799   Exxon Mobil Corporation, expiring September 2004 at
                                                        $48.07, Broker UBS Warburg                                 (25,186)
                                              287   FPL Group, Inc., expiring September 2004 at $68.72,
                                                        Broker UBS Warburg                                          (2,870)
                                            1,192   Ford Motor Company, expiring September 2004 at $16.33,
                                                        Broker UBS Warburg                                         (54,832)
                                              384   General Mills, Inc., expiring September 2004 at $51,
                                                        Broker UBS Warburg                                          (3,840)
                                              475   The Gillette Company, expiring September 2004 at $46.06,
                                                        Broker UBS Warburg                                          (5,225)
                                              862   GlobalSantaFe Corporation, expiring September 2004 at
                                                        $28.11, Broker UBS Warburg                                 (67,236)
                                              595   Halliburton Company, expiring September 2004 at $32.43,
                                                        Broker UBS Warburg                                         (30,940)
                                              360   The Hartford Financial Services Group, Inc., expiring
                                                        September 2004 at $70.14, Broker UBS Warburg               (49,680)
                                            1,339   Hewlett-Packard Company, expiring September 2004 at
                                                        $21.77, Broker UBS Warburg                                 (80,340)
                                              787   Honeywell International Inc., expiring September 2004
                                                        at $37.16, Broker UBS Warburg                              (84,996)
                                              307   International Business Machines Corporation, expiring
                                                        September 2004 at $96.37, Broker UBS Warburg               (12,587)
                                              672   International Paper Company, expiring September 2004
                                                        at $45.20, Broker UBS Warburg                              (75,264)
                                              549   Kerr-McGee Corporation, expiring September 2004 at
                                                        $54.92, Broker UBS Warburg                                 (74,115)
                                              575   Kimberly-Clark Corporation, expiring September 2004
                                                        at $70.73, Broker UBS Warburg                               (7,475)
                                              655   Koninklijke (Royal) Philips Electronics NV
                                                        (NY Registered Shares), expiring September 2004
                                                        at $28.40, Broker UBS Warburg                              (58,295)
                                              562   Kraft Foods Inc. (Class A), expiring September 2004 at
                                                        $34.43, Broker UBS Warburg                                  (1,686)
                                            2,194   LSI Logic Corporation, expiring September 2004 at
                                                        $8.18, Broker UBS Warburg                                  (87,760)
                                            2,006   Liberty Media Corporation (Class A), expiring September
                                                        2004 at $11.88, Broker UBS Warburg                         (12,036)
                                              585   Lockheed Martin Corporation, expiring September 2004 at
                                                        $52.42, Broker UBS Warburg                                 (81,315)
                                            2,677   Lucent Technologies Inc., expiring September 2004 at
                                                        $3.68, Broker UBS Warburg                                  (93,695)
                                              409   Marsh & McLennan Companies, Inc., expiring September
                                                        2004 at $47.55, Broker UBS Warburg                         (13,088)
                                              803   McDonald's Corporation, expiring September 2004 at
                                                        $29.25, Broker UBS Warburg                                  (6,424)
                                              617   Mellon Financial Corporation, expiring September 2004
                                                        at $31.32, Broker UBS Warburg                              (24,680)
                                              390   Merck & Co., Inc., expiring September 2004 at $51.78,
                                                        Broker UBS Warburg                                          (4,680)
                                              646   Micron Technology, Inc., expiring September 2004 at
                                                        $15.46, Broker UBS Warburg                                 (52,326)
                                              352   Morgan Stanley, expiring September 2004 at $58.19,
                                                        Broker UBS Warburg                                         (13,024)
                                              942   Motorola, Inc., expiring September 2004 at $21.05,
                                                        Broker UBS Warburg                                         (15,072)
                                            1,463   Raytheon Company, expiring September 2004 at $36.74,
                                                        Broker UBS Warburg                                         (73,150)
                                              774   Royal Dutch Petroleum Company (NY Registered Shares),
                                                        expiring September 2004 at $54.57, Broker UBS Warburg      (20,124)


CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004


Schedule of Investments (concluded)                                                                       (in U.S. dollars)

Options Written (concluded)


                                        Number of
                                        Contracts   Call Options Written                                           Value
                                            1,466   SBC Communications Inc., expiring September 2004
                                                        at $27.21, Broker UBS Warburg                        $      (4,398)
                                              798   Sara Lee Corporation, expiring September 2004 at
                                                        $25.41, Broker UBS Warburg                                  (2,394)
                                            1,100   Schering-Plough Corporation, expiring September 2004
                                                        at $18.47, Broker UBS Warburg                              (95,700)
                                              952   The Southern Company, expiring September 2004 at $31.62,
                                                        Broker UBS Warburg                                          (2,856)
                                              613   The St. Paul Companies, Inc., expiring September 2004 at
                                                        $44.53, Broker UBS Warburg                                  (6,130)
                                            2,226   Sun Microsystems, Inc., expiring September 2004 at $4.27,
                                                        Broker UBS Warburg                                         (80,136)
                                            1,678   Time Warner Inc., expiring September 2004 at $18.41,
                                                        Broker UBS Warburg                                         (45,306)
                                              386   Transocean Inc., expiring September 2004 at $28.92,
                                                        Broker UBS Warburg                                         (67,936)
                                              718   U.S. Bancorp, expiring September 2004 at $29.46, Broker
                                                        UBS Warburg                                                (15,796)
                                              284   Unilever NV (NY Registered Shares), expiring September
                                                        2004 at $69.36, Broker UBS Warburg                         (48,564)
                                            1,418   Unisys Corporation, expiring September 2004 at $13.96,
                                                        Broker UBS Warburg                                        (107,768)
                                              636   Unocal Corporation, expiring September 2004 at $39.28,
                                                        Broker UBS Warburg                                         (52,788)
                                              981   Verizon Communications, expiring September 2004 at
                                                        $40.33, Broker UBS Warburg                                  (3,924)
                                              910   Viacom, Inc. (Class B), expiring September 2004 at
                                                        $42.18, Broker UBS Warburg                                  (2,730)
                                              488   Wachovia Corporation, expiring September 2004 at $50.87,
                                                        Broker UBS Warburg                                          (1,464)
                                              771   The Walt Disney Company, expiring September 2004 at
                                                        $25.84, Broker UBS Warburg                                 (58,596)
                                              984   Wells Fargo & Company, expiring September 2004 at
                                                        $63.34, Broker UBS Warburg                                  (2,952)
                                              298   Weyerhaeuser Company, expiring September 2004 at $64.71,
                                                        Broker UBS Warburg                                         (41,422)

                                                    Total Options Written
                                                    (Premiums Received--$3,279,974)--(1.2%)                     (3,014,272)

                      Total Investments, Net of Options Written (Cost--$344,094,922)--138.8%                    349,569,235
                      Liabilities in Excess of Other Assets--(38.8%)                                           (97,742,095)
                                                                                                             --------------
                      Net Assets--100.0%                                                                     $  251,827,140
                                                                                                             ==============

++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

*Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)Non-income producing security.

(c)Floating rate note.

(d)The security is a perpetual bond and has no definite maturity date.

(e)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                           Net          Interest
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I              $5,252,739      $21,947


See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004


Statement of Assets, Liabilities and Capital

As of June 30, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$342,122,157)                 $   347,330,768
           Investments in affiliated securities, at value (identified cost--$5,252,739)                           5,252,739
           Cash                                                                                                   1,049,242
           Receivables:
               Interest (including $163 from affiliates)                                  $     1,300,381
               Dividends                                                                          550,733
               Securities sold                                                                    118,947         1,970,061
                                                                                          ---------------
           Prepaid expenses and other assets                                                                         50,199
                                                                                                            ---------------
           Total assets                                                                                         355,653,009
                                                                                                            ---------------

Liabilities

           Loans                                                                                                 99,000,000
           Options written, at value (premiums received--$3,279,974)                                              3,014,272
           Payables:
               Securities purchased                                                             1,418,856
               Offering costs                                                                     330,790
               Interest on loans                                                                   39,586
               Investment adviser                                                                  21,171
               Other affiliates                                                                     1,194         1,811,597
                                                                                          ---------------   ---------------
           Total liabilities                                                                                    103,825,869
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   251,827,140
                                                                                                            ===============

Capital

           Common Stock, $.10 par value; 200,000,000 shares authorized                                      $     1,283,024
           Paid-in capital in excess of par                                                                     243,331,580
           Undistributed investment income--net                                           $     1,827,583
           Accumulated realized capital losses on investments--net                               (89,360)
           Unrealized appreciation on investments--net                                          5,474,313
                                                                                          ---------------
           Total accumulated earnings--net                                                                        7,212,536
                                                                                                            ---------------
           Total capital--Equivalent to $19.63 per share based on 12,830,236 shares
           of capital stock outstanding (market price--$17.50)                                              $   251,827,140
                                                                                                            ===============

See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004


Statement of Operations

For the Period April 30, 2004++ to June 30, 2004
Investment Income

           Dividends (net of $9,066 foreign withholding tax)                                                $     1,406,021
           Interest (including $21,947 from affiliates)                                                             704,546
                                                                                                            ---------------
           Total income                                                                                           2,110,567
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       437,541
           Loan interest expense                                                                  161,459
           Borrowing costs                                                                         23,100
           Professional fees                                                                       13,323
           Accounting services                                                                     13,126
           Custodian fees                                                                           7,852
           Listing fees                                                                             4,273
           Printing and shareholder reports                                                         4,101
           Transfer agent fees                                                                      3,068
           Directors' fees and expenses                                                             2,965
           Pricing services                                                                         1,925
           Other                                                                                    5,883
                                                                                          ---------------
           Total expenses before waiver                                                           678,616
           Waiver of expenses                                                                   (395,632)
                                                                                          ---------------
           Total expenses after waiver                                                                              282,984
                                                                                                            ---------------
           Investment income--net                                                                                 1,827,583
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

           Realized loss on investments--net                                                                       (89,360)
           Unrealized appreciation on investments--net                                                            5,474,313
                                                                                                            ---------------
           Total realized and unrealized gain on investments--net                                                 5,384,953
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     7,212,536
                                                                                                            ===============

++Commencement of operations.

See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004


Statement of Changes in Net Assets
                                                                                                            For the Period
                                                                                                           April 30, 2004++
                                                                                                             to June 30,
Increase in Net Assets:                                                                                          2004
Operations

           Investment income--net                                                                           $     1,827,583
           Realized loss on investments--net                                                                       (89,360)
           Unrealized appreciation on investments--net                                                            5,474,313
                                                                                                            ---------------
           Net increase in net assets resulting from operations                                                   7,212,536
                                                                                                            ---------------

Capital Stock Transactions

           Proceeds from issuance of Common Stock                                                               244,957,500
           Offering costs resulting from the issuance of Common Stock                                             (442,904)
                                                                                                            ---------------
           Net increase in net assets resulting from capital stock transactions                                 244,514,596
                                                                                                            ---------------

Net Assets

           Total increase in net assets                                                                         251,727,132
           Beginning of period                                                                                      100,008
                                                                                                            ---------------
           End of period*                                                                                   $   251,827,140
                                                                                                            ===============
               *Undistributed investment income--net                                                        $     1,827,583
                                                                                                            ===============

++Commencement of operations.

See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004


Statement of Cash Flows

For the Period April 30, 2004++ to June 30, 2004
Cash Used for Operating Activities

           Net increase in net assets resulting from operations                                             $     7,212,536
           Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
               Increase in receivables                                                                          (1,851,114)
               Increase in prepaid expenses and other assets                                                       (50,199)
               Increase in other liabilities                                                                        392,741
               Realized and unrealized gain on investments--net                                                 (5,384,953)
               Amortization of premium                                                                              177,405
           Proceeds from sales of long-term investments                                                           2,350,705
           Purchases of long-term investments                                                                 (343,464,197)
           Purchases of short-term investments--net                                                             (1,948,286)
                                                                                                            ---------------
           Net cash used for operating activities                                                             (342,565,362)
                                                                                                            ---------------

Cash Provided by Financing Activities

           Proceeds from issuance of Common Stock                                                               244,957,500
           Offering costs resulting from the issuance of Common Stock                                             (442,904)
           Cash receipts from borrowings                                                                         99,000,000
                                                                                                            ---------------
           Net cash provided by financing activities                                                            343,514,596
                                                                                                            ---------------

Cash

           Net increase in cash                                                                                     949,234
           Cash at beginning of period                                                                              100,008
                                                                                                            ---------------
           Cash at end of period                                                                            $     1,049,242
                                                                                                            ===============

Cash Flow Information

           Cash paid for interest                                                                           $       121,873
                                                                                                            ===============

++Commencement of operations.

See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004


Financial Highlights

The following per share data and ratios have been derived                                                  For the Period
from information provided in the financial statements.                                                    April 30, 2004++
                                                                                                            to June 30,
Increase (Decrease) in Net Asset Value:                                                                         2004
Per Share Operating Performance

           Net asset value, beginning of period                                                             $         19.10
                                                                                                            ---------------
           Investment income--net                                                                                       .14
           Realized and unrealized gain on investments--net                                                             .42
                                                                                                            ---------------
           Total from investment operations                                                                             .56
                                                                                                            ---------------
           Offering costs resulting from the issuance of Common Stock                                                 (.03)
                                                                                                            ---------------
           Net asset value, end of period                                                                   $         19.63
                                                                                                            ===============
           Market price per share, end of period                                                            $         17.50
                                                                                                            ===============

Total Investment Return**

           Based on net asset value per share                                                                      2.77%+++
                                                                                                            ===============
           Based on market price per share                                                                      (12.54%)+++
                                                                                                            ===============

Ratios to Average Net Assets

           Expenses, net of waiver and excluding interest expense                                                     .24%*
                                                                                                            ===============
           Expenses, net of waiver                                                                                    .55%*
                                                                                                            ===============
           Expenses                                                                                                  1.32%*
                                                                                                            ===============
           Investment income--net                                                                                    3.55%*
                                                                                                            ===============

Leverage

           Amount of borrowings outstanding, end of period (in thousands)                                   $        99,000
                                                                                                            ===============
           Average amount of borrowings outstanding during the period                                       $        68,661
                                                                                                            ===============
           Average amount of borrowings outstanding per share during the period***                          $          5.56
                                                                                                            ===============

Supplemental Data

           Net assets, end of period (in thousands)                                                         $       251,827
                                                                                                            ===============
           Portfolio turnover                                                                                          .89%
                                                                                                            ===============

*Annualized.

**Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

***Based on average shares outstanding.

++Commencement of operations.

+++Aggregate total investment return.


CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Capital and Income Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. Prior to commencement of operations on April 30, 2004, the Fund had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on April 13, 2004 to Fund Asset Management, L.P. ("FAM") for $100,008. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol CII. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004



Notes to Financial Statements (continued)


* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid quarterly, commencing in September
2004. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004



Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .85% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock plus the proceeds of any outstanding borrowings used for leverage. For the period April 30, 2004 to June 30, 2004, FAM earned fees of $437,541, of which $395,632 was waived.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

For the period April 30, 2004 to June 30, 2004, MLPF&S received underwriting fees of $9,405,728 in connection with the issuance of the Fund's Common Stock.

For the period April 30, 2004 to June 30, 2004, the Fund reimbursed the underwriters $85,543 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund's Common Stock.

In addition, MLPF&S received $314 in commissions on the execution of portfolio security transactions for the Fund for the period April
30, 2004 to June 30, 2004.

For the period April 30, 2004 to June 30, 2004, the Fund reimbursed FAM $720 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period April 30, 2004 to June 30, 2004 were $344,883,053 and $2,469,652, respectively.

Net realized losses for the period April 30, 2004 to June 30, 2004 and net unrealized appreciation as of June 30, 2004 were as follows:


                                        Realized         Unrealized
                                          Losses       Appreciation

Long-term investments             $     (89,360)     $    5,208,611
Options written                               --            265,702
                                  --------------     --------------
Total                             $     (89,360)     $    5,474,313
                                  ==============     ==============


As of June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $5,474,313, of which $8,679,973 related to appreciated securities and $3,205,660 related to depreciated securities. The aggregate cost of investments, net of options written, at June 30, 2004 for federal income tax purposes was $344,094,922.

Transactions in options written for the period April 30, 2004 to June 30, 2004 were as follows:


                                       Number of           Premiums
Call Options Written                   Contracts           Received

Outstanding call options written,
   beginning of period                        --                 --
Options written                           61,526     $    3,279,974
                                   -------------     --------------
Outstanding call options written,
   end of period                          61,526     $    3,279,974
                                   =============     ==============



CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004



Notes to Financial Statements (concluded)


4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Shares issued and outstanding during the period April 30, 2004 to June 30, 2004 increased 12,825,000 from shares sold.


5. Short-Term Borrowings:
On May 26, 2004, the Fund entered into a $135,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). Under the revolving credit and security agreement, the Fund may borrow money through (i) a line of credit from certain Lenders at the eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major U.S. money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest based upon the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The Fund also pays additional borrowing costs which include a commitment fee for this facility at the annual rate of ..10% and a program fee of .24% on the borrowings outstanding.

For the period April 30, 2004 to June 30, 2004, the average amount borrowed was approximately $68,661,000 and the daily weighted average interest rate was 1.38%.




Officers and Directors


Terry K. Glenn, President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
John Burger, Vice President and Co-Portfolio Manager
Brian Fullerton, Vice President and Co-Portfolio Manager
Patrick Maldari, Vice President and Co-Portfolio Manager
Robert J. Martorelli, Vice President and Co-Portfolio
   Manager
Kevin Rendino, Vice President and Co-Portfolio Manager
Romualdo Roldan, Vice President and Co-Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


Transfer Agent
Common Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
CII



CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004



Managed Distribution Policy


The Fund has adopted a policy of paying regular distributions on its Common Stock (the "Managed Distribution Policy"). The Fund's Board of Directors has initially determined to pay quarterly distributions at an annualized rate of 6% of the initial public offering price per share ($.30 per share, per quarter). The Fund's Board of Directors has determined to pay additional distributions on an annual basis equal to any income earned by the Fund in excess of the quarterly distributions as may be necessary to distribute substantially all of the Fund's net investment company taxable income for that year.

The Fund generally is not permitted to distribute net realized long-term capital gains more than once per year without exemptive relief from the Securities and Exchange Commission. As a result, the Fund has applied for an exemption that will permit the Fund to make periodic distributions of realized long-term capital gains to its stockholders. Until such time, if any, as the exemptive relief is granted, the Fund intends to make distributions from its net investment income on a quarterly basis and from its net realized long term capital gains, if any, on an annual basis. If such exemptive relief is granted, the Fund intends to make distributions from its net investment income and its realized long term capital gains, if any, on a quarterly basis.

If the total distributions paid by the Fund to its stockholders for any calendar year exceed the Fund's net investment company taxable income and net realized capital gain for that year, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in his or her stock. Any distributions that constitute tax-free return of capital will reduce a stockholder's tax basis in his or her stock. In effect, a return of capital is the return of a stockholder's investment in the Fund and will result in a corresponding decline in the Fund's net asset value. Return of capital distributions also may have the effect of increasing the Fund's operating expense ratio. Any amounts distributed to a stockholder in excess of such stockholder's tax basis in his or her stock will generally be taxable to the stockholder as capital gain.

The Fund currently expects that the amount of distributions made under the Managed Distribution Policy generally will be independent of, and not contingent upon, the Fund's performance in any of the first three quarters of the Fund's fiscal year. Distribution rates under the Managed Distribution Policy may be increased in the Fund's fourth fiscal quarter in light of the Fund's performance for the fiscal year and to enable the Fund to comply with the distribution requirements applicable to regulated investment companies. It also is currently expected that the Fund's investment portfolio initially will not produce sufficient dividend and interest income to fully fund distributions under the Managed Distribution Policy. Consequently, if the Fund does not realize sufficient short-term capital gains and long-term capital gains to make up any shortfall, distributions to the Fund's common stockholders will include returns of capital. Prior to receipt of the above-referenced exemptive order, long-term capital gains will be available to make up any shortfall in funding distributions only on an annual basis, thereby increasing the likelihood that distributions will include returns of capital to stockholders. The Fund is not required to maintain the Managed Distribution Policy and such policy (including the amount of the quarterly distribution) may be modified or terminated at any time without notice. Any such modification or termination of the Managed Distribution Policy may have an adverse effect on the market price of the Fund's common stock.



CAPITAL AND INCOME STRATEGIES FUND, INC., JUNE 30, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Capital and Income Strategies Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Capital and Income Strategies Fund, Inc.


Date: August 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Capital and Income Strategies Fund, Inc.


Date: August 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Capital and Income Strategies Fund, Inc.

Date: August 13, 2004